UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00242

Natixis Funds Trust II

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: November 30

Date of reporting period: August 31, 2015

ITEM 1	SCHEDULE OF INVESTMENTS

PORTFOLIO OF INVESTMENTS – as of August 31, 2015 (Unaudited)

Loomis Sayles Dividend Income Fund

Shares	Description	Value (†)

Common Stocks – 78.6% of Net Assets

	Aerospace & Defense – 2.5%
3,765	Honeywell International, Inc.	$373,752
1,480	Northrop Grumman Corp.	242,335

		616,087

	Automobiles – 3.1%
13,751	General Motors Co.(b)	404,829
6,496	Harley-Davidson, Inc.	364,101

		768,930

	Banks – 6.5%
24,772	Fifth Third Bancorp(c)	493,458
10,775	JPMorgan Chase & Co.(d)	690,678
8,184	Wells Fargo & Co.	436,453

		1,620,589

	Beverages – 1.6%
4,353	PepsiCo, Inc.	404,524

	Capital Markets – 1.1%
8,694	Federated Investors, Inc., Class B	269,514

	Chemicals – 2.1%
16,217	Chemours Co. (The)	156,818
7,252	E.I. du Pont de Nemours & Co.	373,478

		530,296

	Communications Equipment – 3.7%
17,854	Cisco Systems, Inc.	462,061
8,258	QUALCOMM, Inc.	467,238

		929,299

	Diversified Consumer Services – 1.8%
13,470	H&R Block, Inc.	458,249

	Diversified Telecommunication Services – 2.1%
11,287	Verizon Communications, Inc.	519,315

	Electric Utilities – 1.6%
12,871	PPL Corp.	398,872

	Electrical Equipment – 1.7%
7,584	Eaton Corp. PLC(d)	432,743

	Energy Equipment & Services – 0.7%
4,425	National Oilwell Varco, Inc.	187,310

	Food Products – 1.2%
3,233	Hershey Co. (The)	289,418

	Hotels, Restaurants & Leisure – 1.9%
26,928	SeaWorld Entertainment, Inc.	479,319

Shares	Description	Value (†)

Common Stocks – continued

	Industrial Conglomerates – 2.0%
20,295	General Electric Co.(d)	$503,722

	Insurance – 3.7%
9,450	MetLife, Inc.	473,445
28,662	Old Republic International Corp.	450,280

		923,725

	Leisure Products – 1.3%
13,882	Mattel, Inc.	325,255

	Media – 2.4%
6,110	Omnicom Group, Inc.	409,248
1,099	Time Warner Cable, Inc.	204,436

		613,684

	Multi-Utilities – 1.8%
9,312	PG&E Corp.	461,689

	Multiline Retail – 0.4%
2,043	Kohl’s Corp.	104,254

	Oil, Gas & Consumable Fuels – 5.9%
4,710	Chevron Corp.(d)	381,463
6,912	Energy Transfer Partners LP	339,656
11,496	PBF Energy, Inc., Class A	343,960
7,643	Royal Dutch Shell PLC, ADR	404,544

		1,469,623

	Pharmaceuticals – 12.1%
7,721	AbbVie, Inc.	481,867
4,934	Eli Lilly & Co.(d)	406,315
10,944	GlaxoSmithKline PLC, Sponsored ADR	447,938
9,340	Merck & Co., Inc.(c)	502,959
20,704	Pfizer, Inc.(d)	667,083
10,942	Sanofi, ADR	535,283

		3,041,445

	REITs - Diversified – 2.5%
18,597	Outfront Media, Inc.	420,850
6,957	Weyerhaeuser Co.	194,379

		615,229

	REITs - Hotels – 3.2%
21,825	Host Hotels & Resorts, Inc.	386,957
8,099	Ryman Hospitality Properties, Inc.	414,912

		801,869

	Road & Rail – 1.6%
5,056	Norfolk Southern Corp.	393,913

	Software – 3.7%
13,108	Microsoft Corp.	570,460
17,947	Symantec Corp.	367,734

		938,194

Shares	Description	Value (†)

Common Stocks – continued

	Technology Hardware, Storage & Peripherals – 1.2%
2,757	Apple, Inc.	$310,879

	Tobacco – 2.2%
6,782	Philip Morris International, Inc.(d)	541,204

	Transportation Infrastructure – 1.2%
3,773	Macquarie Infrastructure Corp.	297,011

	Wireless Telecommunication Services – 1.8%
13,045	Vodafone Group PLC, Sponsored ADR	449,792

	Total Common Stocks (Identified Cost $19,901,335)	19,695,953

Principal Amount (‡)

Bonds and Notes – 12.8%

Non-Convertible Bonds – 11.8%

	Banking – 0.2%
$50,000	Ally Financial, Inc., 4.625%, 3/30/2025	48,250

	Cable Satellite – 0.1%
40,000	DISH DBS Corp., 5.875%, 11/15/2024	36,450

	Chemicals – 0.6%
150,000	Hexion, Inc., 9.200%, 3/15/2021(e)	97,125
65,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	44,525

		141,650

	Consumer Cyclical Services – 0.2%
45,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	45,225

	Electric – 0.4%
100,000	AES Corp. (The), 5.500%, 4/15/2025	93,500

	Finance Companies – 1.0%
370,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	251,600

	Healthcare – 1.2%
125,000	HCA, Inc., 7.500%, 12/15/2023	140,000
150,000	HCA, Inc., 7.500%, 11/06/2033	162,750

		302,750

	Home Construction – 0.6%
125,000	PulteGroup, Inc., 6.000%, 2/15/2035	122,813

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Home Construction – continued
$30,000	PulteGroup, Inc., 6.375%, 5/15/2033	$31,200

		154,013

	Independent Energy – 1.6%
50,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	36,250
75,000	Halcon Resources Corp., 9.750%, 7/15/2020	27,375
20,000	Noble Energy, Inc., 5.625%, 5/01/2021	20,191
95,000	Noble Energy, Inc., 5.875%, 6/01/2022	96,247
50,000	Noble Energy, Inc., 5.875%, 6/01/2024	51,670
25,000	Sanchez Energy Corp., 6.125%, 1/15/2023	18,750
15,000	SM Energy Co., 5.000%, 1/15/2024	12,825
105,000	SM Energy Co., 6.500%, 11/15/2021	101,850
50,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	44,750

		409,908

	Media Entertainment – 0.7%
185,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	174,686

	Metals & Mining – 0.8%
160,000	Cliffs Natural Resources, Inc., 6.250%, 10/01/2040	45,400
200,000	United States Steel Corp., 6.650%, 6/01/2037	154,000

		199,400

	Retailers – 1.2%
365,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	266,450
90,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	26,775

		293,225

	Supermarkets – 1.6%
400,000	New Albertson’s, Inc., 8.000%, 5/01/2031	400,000

	Transportation Services – 0.2%
75,000	APL Ltd., 8.000%, 1/15/2024(e)	60,000

	Wireless – 0.7%
2,900,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	170,020

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Wirelines – 0.7%
$45,000	CenturyLink, Inc., 7.650%, 3/15/2042	$38,475
10,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	8,550
10,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.950%, 1/15/2025	9,696
135,000	Frontier Communications Corp., 6.875%, 1/15/2025	114,244

		170,965

	Total Non-Convertible Bonds (Identified Cost $3,231,593)	2,951,642

Convertible Bonds – 1.0%

	Midstream – 1.0%
305,000	Chesapeake Energy Corp., 2.500%, 5/15/2037 (Identified Cost $268,404)	265,731

	Total Bonds and Notes (Identified Cost $3,499,997)	3,217,373

Shares

Preferred Stocks – 2.6%

	Consumer Non-Cyclical Services – 1.2%
5,642	Tyson Foods, Inc., 4.750%	290,337

	Pharmaceuticals – 1.4%
355	Allergan PLC, Series A, 5.500%	364,564

	Total Preferred Stocks (Identified Cost $636,518)	654,901

Principal Amount (‡)

Short-Term Investments – 5.8%
$1,443,623	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/2015 at 0.010% to be repurchased at $1,443,623 on 9/01/2015 collateralized by $1,455,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $1,476,825 including accrued interest(f) (Identified Cost $1,443,623)	1,443,623

	Total Investments – 99.8% (Identified Cost $25,481,473)(a)	25,011,850
	Other assets less liabilities – 0.2%	39,282

	Net Assets – 100.0%	$25,051,132

Shares

Written Options(g) – (0.1%)

	Options on Securities – (0.1%)
2,000	Entergy Corp., Put expiring September 18, 2015 at 65	$(2,650)
1,500	Kohl’s Corp., Put expiring September 18, 2015 at 52.5000	(3,863)
1,000	Time Warner Cable, Inc., Call expiring September 18, 2015 at 195	(1,750)

Shares	Description	Value (†)
5,000	Viacom, Inc., Put expiring September 18, 2015 at 40	$(7,125)

	Total Written Options (Premiums Received $9,768)	$(15,388)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At August 31, 2015, the net unrealized depreciation on investments based on a cost of $25,481,604 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,211,150
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,680,904)

Net unrealized depreciation	$(469,754)

(b)	A portion of this security has been designated to cover the Fund’s obligations under open outstanding options.
(c)	All of this security has been designated to cover the Fund’s obligations under open outstanding options.
(d)	A portion of this security has been pledged as collateral for outstanding options.
(e)	Illiquid security. At August 31, 2015, the value of these securities amounted to $157,125 or 0.6% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.

(f)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of August 31, 2015, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.
(g)	The Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

MXN	Mexican Peso

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•	Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2015, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$19,695,953	$—	$—	$19,695,953
Bonds and Notes
Non-Convertible Bonds
Retailers	—	266,450	26,775	293,225
All Other Non-Convertible Bonds*	—	2,658,417	—	2,658,417

Total Non-Convertible Bonds	—	2,924,867	26,775	2,951,642

Convertible Bonds*	—	265,731	—	265,731

Total Bonds and Notes	—	3,190,598	26,775	3,217,373

Preferred Stocks*	654,901	—	—	654,901
Short-Term Investments	—	1,443,623	—	1,443,623

Total	$20,350,854	$4,634,221	$26,775	$25,011,850

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(15,388)	$—	$—	$(15,388)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of November 30, 2014 and/or August 31, 2015:

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at August 31, 2015

Bonds and Notes

Non-Convertible Bonds

Retailers	$—	$323	$—	$(29,798)	$—	$—	$56,250	$—	$26,775	$(29,798)

A debt security valued at $56,250 was transferred from Level 2 to Level 3 during the period ended August 31, 2015. At November 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At August 31, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include option contracts.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options, written call options and written put options for investment purposes. During the period ended August 31, 2015, the Fund engaged in written call option transactions for hedging purposes and written put option transactions for investment purposes.

The following is a summary of derivative instruments for the Fund, as of August 31, 2015:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives Equity contracts	$(15,388)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of August 31, 2015, is $424,100.

Industry Summary at August 31, 2015 (Unaudited)

Pharmaceuticals	13.5%
Banks	6.5
Oil, Gas & Consumable Fuels	5.9
Software	3.7
Communications Equipment	3.7
Insurance	3.7
REITs - Hotels	3.2
Automobiles	3.1
Chemicals	2.7
Aerospace & Defense	2.5
REITs - Diversified	2.5
Media	2.4
Tobacco	2.2
Diversified Telecommunication Services	2.1
Industrial Conglomerates	2.0
Other Investments, less than 2% each	34.3
Short-Term Investments	5.8

Total Investments	99.8
Other assets less liabilities (including open written options)	0.2

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of August 31, 2015 (Unaudited)

Loomis Sayles Emerging Markets Opportunities Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 85.4% of Net Assets

	Argentina – 1.4%
$150,000	Argentina Bonar Bonds, Series X, 7.000%, 4/17/2017	$142,627
200,000	YPF S.A., 8.750%, 4/04/2024, 144A	192,000

		334,627

	Barbados – 0.9%
200,000	Columbus International, Inc., 7.375%, 3/30/2021, 144A	210,500

	Brazil – 5.7%
135,000	Banco do Brasil S.A., 6.000%, 1/22/2020, 144A	137,778
250,000	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 9/26/2023, 144A(b)	235,000
235,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017(b)	239,465
240,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021(b)	235,320
420,000	Petrobras Global Finance BV, 5.375%, 1/27/2021(b)	370,230
200,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	189,250

		1,407,043

	Canada – 0.7%
235,000	First Quantum Minerals Ltd., 7.250%, 10/15/2019, 144A	169,200

	Chile – 2.8%
200,000	Cencosud S.A., 5.150%, 2/12/2025, 144A	199,856
250,000	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025, 144A	243,952
240,000	VTR Finance BV, 6.875%, 1/15/2024	236,400

		680,208

	China – 6.9%
215,000	Baidu, Inc., 3.500%, 11/28/2022	210,005
270,000	Bestgain Real Estate Ltd., 2.625%, 3/13/2018(b)	265,418
250,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(b)	258,186
280,000	CNOOC Finance 2013 Ltd., 3.000%, 5/09/2023(b)	262,133
255,000	Country Garden Holdings Co. Ltd., 7.250%, 4/04/2021, 144A	256,275
225,000	ENN Energy Holdings Ltd., 6.000%, 5/13/2021, 144A(b)	244,171

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	China – continued
$200,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	$202,434

		1,698,622

	Colombia – 2.6%
235,000	Empresa de Energia de Bogota S.A. E.S.P., 6.125%, 11/10/2021(b)	246,163
260,000	Oleoducto Central S.A., 4.000%, 5/07/2021, 144A(b)	251,550
275,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	148,500

		646,213

	Croatia – 0.9%
200,000	Agrokor d.d., 8.875%, 2/01/2020	212,660

	Dominican Republic – 1.2%
295,000	Dominican Republic International Bond, 5.500%, 1/27/2025, 144A	292,050

	Guatemala – 1.0%
225,000	Central American Bottling Corp., 6.750%, 2/09/2022	234,563

	Hong Kong – 1.9%
265,000	PCCW-HKT Capital No. 5 Ltd., 3.750%, 3/08/2023	263,315
200,000	Swire Pacific MTN Financing Ltd., EMTN, 4.500%, 10/09/2023	212,970

		476,285

	Hungary – 1.6%
400,000	Magyar Export-Import Bank Zrt, 4.000%, 1/30/2020, 144A	404,000

	India – 3.6%
260,000	Bharti Airtel International BV, 5.350%, 5/20/2024, 144A(b)	277,690
220,000	NTPC Ltd., EMTN, 5.625%, 7/14/2021(b)	242,472
250,000	Reliance Industries Ltd., 4.125%, 1/28/2025, 144A	245,638
200,000	Rolta Americas LLC, 8.875%, 7/24/2019, 144A	115,000

		880,800

	Indonesia – 3.8%
200,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	205,000
340,000	Pelabuhan Indonesia III PT, 4.875%, 10/01/2024, 144A(b)	323,850
215,000	Pertamina Persero PT, EMTN, 4.300%, 5/20/2023(b)	198,617

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Indonesia – continued
$200,000	TBG Global Pte Ltd., 4.625%, 4/03/2018	$197,000

		924,467

	Israel – 1.0%
230,000	Israel Electric Corp. Ltd., 5.625%, 6/21/2018, 144A(b)	246,707

	Jamaica – 2.0%
250,000	Digicel Ltd., 6.000%, 4/15/2021, 144A	228,953
255,000	Jamaica Government International Bond, 6.750%, 4/28/2028	254,362

		483,315

	Korea – 4.1%
240,000	GS Caltex Corp., 3.250%, 10/01/2018, 144A(b)	244,325
230,000	Korea Gas Corp., 4.250%, 11/02/2020(b)	248,216
200,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017	204,612
275,000	Woori Bank, 5.875%, 4/13/2021(b)	313,630

		1,010,783

	Luxembourg – 0.9%
240,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	234,000

	Malaysia – 1.3%
200,000	Malayan Banking Bhd, EMTN, (fixed rate to 9/20/2017, variable rate thereafter), 3.250%, 9/20/2022	199,854
100,000	Petronas Capital Ltd., 7.875%, 5/22/2022, 144A	124,964

		324,818

	Mexico – 7.9%
250,000	Alfa SAB de CV, 5.250%, 3/25/2024, 144A(b)	256,875
225,000	BBVA Bancomer S.A., 6.750%, 9/30/2022(b)	243,675
258,111	Fermaca Enterprises S de RL de CV, 6.375%, 3/30/2038, 144A(b)	247,787
255,000	Fresnillo PLC, 5.500%, 11/13/2023, 144A(b)	264,562
250,000	Grupo KUO SAB de CV, 6.250%, 12/04/2022	250,625
250,000	Nemak SAB de CV, 5.500%, 2/28/2023, 144A	249,375
235,000	Office Depot de Mexico S.A. de CV, 6.875%, 9/20/2020, 144A	241,392
200,000	Unifin Financiera S.A.P.I. de CV SOFOM ENR, 6.250%, 7/22/2019, 144A	192,200

		1,946,491

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Morocco – 0.9%
$225,000	OCP S.A., 5.625%, 4/25/2024, 144A	$230,670

	Panama – 0.8%
140,000	Panama Government International Bond, 8.875%, 9/30/2027	196,000

	Paraguay – 1.0%
240,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022	241,800

	Peru – 2.7%
190,000	InRetail Consumer, 5.250%, 10/10/2021, 144A	195,548
280,000	Southern Copper Corp., 3.875%, 4/23/2025	266,972
195,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	193,966

		656,486

	Philippines – 2.0%
240,000	Philippine Government International Bond, 4.200%, 1/21/2024(b)	264,000
205,000	Power Sector Assets and Liabilities Management Corp., 7.250%, 5/27/2019(b)	237,800

		501,800

	Qatar – 1.3%
285,000	Ooredoo International Finance Ltd., 4.750%, 2/16/2021, 144A(b)	311,585

	Russia – 5.3%
420,000	Gazprom OAO Via Gaz Capital S.A., 4.950%, 2/06/2028(b)	347,348
400,000	Russian Foreign Bond-Eurobond, 4.500%, 4/04/2022(b)	381,973
268,750	Russian Foreign Bond-Eurobond, 7.500%, 3/31/2030(c)	314,658
260,000	VimpelCom Holdings BV, 6.255%, 3/01/2017	266,500

		1,310,479

	Singapore – 1.2%
300,000	BOC Aviation Pte Ltd., 3.000%, 3/30/2020, 144A	295,009

	South Africa – 2.9%
200,000	Eskom Holdings SOC Ltd., 6.750%, 8/06/2023, 144A	194,000
320,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	320,730
200,000	Myriad International Holdings BV, 5.500%, 7/21/2025, 144A	200,682

		715,412

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Thailand – 0.8%
$205,000	PTT Global Chemical PCL, 4.250%, 9/19/2022	$206,872

	Turkey – 4.8%
200,000	Akbank TAS, 4.000%, 1/24/2020, 144A	193,000
240,000	Coca-Cola Icecek AS, 4.750%, 10/01/2018, 144A(b)	249,978
200,000	Export Credit Bank of Turkey, 5.000%, 9/23/2021, 144A	196,500
275,000	TC Ziraat Bankasi AS, 4.250%, 7/03/2019, 144A	270,809
265,000	Turk Telekomunikasyon AS, 3.750%, 6/19/2019, 144A	261,204

		1,171,491

	Ukraine – 0.6%
200,000	Ukraine Government International Bond, 9.250%, 7/24/2017	142,900

	United Arab Emirates – 4.8%
325,000	Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/2023(b)	319,390
275,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A(b)	311,025
230,000	DP World Ltd., 3.250%, 5/18/2020, 144A	227,337
260,000	Dubai Electricity & Water Authority, 7.375%, 10/21/2020, 144A(b)	313,425

		1,171,177

	United States – 2.1%
315,000	Flextronics International Ltd., 4.750%, 6/15/2025, 144A	304,734
260,000	Kosmos Energy Ltd., 7.875%, 8/01/2021, 144A	224,900

		529,634

	Uruguay – 0.7%
200,000	ACI Airport Sudamerica S.A., 6.875%, 11/29/2032, 144A	184,000

	Venezuela – 1.3%
395,000	Petroleos de Venezuela S.A., 5.500%, 4/12/2037	130,350
220,000	Petroleos de Venezuela S.A., 6.000%, 11/15/2026	73,700
240,000	Venezuela Government International Bond, 12.750%, 8/23/2022	111,840

		315,890

	Total Bonds and Notes (Identified Cost $21,496,962)	20,998,557

Principal Amount (‡)	Description	Value (†)

Senior Loans – 1.4%

	Trinidad and Tobago – 1.0%
$255,000	Methanol Holdings (Trinidad) Ltd., Term Loan B, 4.250%, 6/30/2022(c)	$249,900

	Brazil – 0.4%
83,000	Gol LuxCo S.A., 1st Lien Term Loan, 8/19/2020(d)	82,481

	Total Senior Loans (Identified Cost $334,661)	332,381

Shares

Common Stocks – 0.3%

	Colombia – 0.3%
6,500	Ecopetrol S.A., Sponsored ADR (Identified Cost $67,157)	68,120

Shares/ Units of Currency(††)

Purchased Options – 0.2%

	Options on Securities – 0.0%
15,000	iShares® China Large-Cap ETF, Call expiring September 04, 2015 at 37.5000(e)	2,550

	Over-the-Counter Options on Currency – 0.2%
1,000,000	ZAR Put, expiring September 22, 2015 at 12.5500(e)(f)	58,588

	Total Purchased Options (Identified Cost $30,118)	61,138

Principal Amount (‡)

Short-Term Investments – 11.9%
$2,936,633	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/2015 at 0.010% to be repurchased at $2,936,634 on 9/01/2015 collateralized by $2,955,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $2,999,325 including accrued interest(g) (Identified Cost $2,936,633)	2,936,633

	Total Investments – 99.2% (Identified Cost $24,865,531)(a)	24,396,829
	Other assets less liabilities – 0.8%	201,018

	Net Assets – 100.0%	$24,597,847

Units of Currency(††)

Written Options – (0.1%)

	Over-the-Counter Options on Currency – (0.1%)
1,000,000	ZAR Put, expiring September 22, 2015 at 13.1000(e)(f) (Identified Cost $11,000)	$(25,010)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Senior loans are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Domestic exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations.

Over-the-counter (“OTC”) options on exchange-traded funds (“ETFs”) and currency options are valued at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Options on ETFs and currency options not priced through an independent pricing service are valued based on quotations obtained from broker-dealers.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(††)	Options on securities are expressed as shares. Options on currency are expressed as units of currency.
(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At August 31, 2015, the net unrealized depreciation on investments based on a cost of $24,967,814 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$306,852
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(877,837)

Net unrealized depreciation	$(570,985)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or options.
(c)	Variable rate security. Rate as of August 31, 2015 is disclosed.

(d)	Position is unsettled. Contract rate was not determined at August 31, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(e)	The Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.
(f)	Counterparty is Credit Suisse International.
(g)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of August 31, 2015, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the value of Rule 144A holdings amounted to $12,012,122 or 48.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund

MXN	Mexican Peso
ZAR	South African Rand

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that the Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily, and fluctuations in value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as fees receivable or payable. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

At August 31, 2015, the Fund had the following open bilateral credit default swap agreements:

Sell Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Bank of America, N.A.	CDX.EM* Series 23, 5-Year	1.00%	6/20/2020	3.47%	$1,500,000	$(132,915)	$(157,193)	$(24,278)	$2,958
Citibank, N.A.	Republic of Brazil	1.00%	3/20/2020	3.33%	350,000	(19,599)	(33,640)	(14,041)	710

Total							$(190,833)	$(38,319)	$3,668

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^	Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
*	CDX.EM is an index composed of emerging market credit default swaps.

At August 31, 2015, the Fund had the following open bilateral interest rate swap agreements:

Counterparty	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
Citibank, N.A.	25,000,000	MXN	8/7/2025	6.300%	28-day TIIE	$(5,911)

At August 31, 2015, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
1,300,000	USD	8/21/2025	2.224%	3-month LIBOR	$4,800

[1]	There are no up front payments on interest rate swap agreements; therefore unrealized appreciation (depreciation) is equal to market value.

LIBOR	London Interbank Offered Rate
TIIE	Tasa de Interes de Equilibrio – Equilibrium Interbank Interest Rate

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At August 31, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	9/30/2015	Colombian Peso	400,000,000	$130,890	$(23,383)
Sell[1]	9/30/2015	Colombian Peso	400,000,000	130,890	20,924
Sell[2]	11/24/2015	Peruvian Nuevo Sol	1,600,000	480,577	(3,392)

Total					$(5,851)

At August 31, 2015, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
11/25/2015	Euro	436,887	Polish Zloty[2]	1,850,000	$(2,159)
11/25/2015	Euro	432,384	Hungarian Forint[2]	136,000,000	991
11/25/2015	Euro	222,657	Hungarian Forint[2]	70,000,000	390
11/25/2015	Euro	217,360	Polish Zloty[2]	920,000	(1,184)

Total					$(1,962)

[1]	Counterparty is UBS AG
[2]	Counterparty is Credit Suisse International

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At August 31, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini MSCI Emerging Markets Index	9/18/2015	6	$245,250	$3,081
Ultra Long U.S. Treasury Bond	12/21/2015	3	475,219	113
30 Year U.S. Treasury Bond	12/21/2015	4	618,500	336

Total				$3,530

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•	Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2015, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$20,998,557	$—	$20,998,557
Senior Loans*	—	332,381	—	332,381
Common Stocks*	68,120	—	—	68,120
Purchased Options*	2,550	58,588	—	61,138
Short-Term Investments	—	2,936,633	—	2,936,633

Total Investments	70,670	24,326,159	—	24,396,829

Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	4,800	—	—	4,800
Forward Foreign Currency Contracts (unrealized appreciation)	—	22,305	—	22,305
Futures Contracts (unrealized appreciation)	3,530	—	—	3,530

Total	$79,000	$24,348,464	$—	$24,427,464

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$—	$(25,010)	$—	$(25,010)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(38,319)	—	(38,319)
Bilateral Interest Rate Swap Agreements (unrealized depreciation)	—	(5,911)	—	(5,911)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(30,118)	—	(30,118)

Total	$—	$(99,358)	$—	$(99,358)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended August 31, 2015, there were no transfers among Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

The Fund seeks to provide high total investment return through a combination of high current income and capital appreciation. The Fund pursues its objective by generally obtaining its long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives, including forward foreign currency contracts, futures contracts, option contracts and swap agreements. During the period ended August 31, 2015, the Fund used forward foreign currency contracts, futures contracts, purchased call options and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the period ended August 31, 2015, the Fund engaged in futures contracts for hedging purposes and futures contracts and interest rate swap agreements to manage duration.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended August 31, 2015, the Fund engaged in purchased and written put options for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of August 31, 2015:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[2]	Swap agreements at value[3]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$58,588	$22,305	$—	$—	$80,893
Exchange-traded/cleared asset derivatives
Equity contracts	2,550	—	3,081	—	5,631
Interest rate contracts	—	—	449	4,800	5,249

Total asset derivatives	$61,138	$22,305	$3,530	$4,800	$91,773

Liabilities	Options written at value[1]	Unrealized depreciation on forward foreign currency contracts	Swap agreements at value[3]	Total
Over-the-counter liability derivatives
Interest rate contracts	$—	$—	$(5,911)	$(5,911)
Foreign exchange contracts	(25,010)	(30,118)	—	(55,128)
Credit contracts	—	—	(190,833)	(190,833)

Total liability derivatives	$(25,010)	$(30,118)	$(196,744)	$(251,872)

[1]	Represents purchased options, at value.
[2]	Represents cumulative unrealized appreciation (depreciation) on futures contracts.
[3]	Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract.

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

OTC derivatives, including forward foreign currency contracts, options and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. As of August 31, 2015, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Bank of America, N.A.	$(157,193)	$—
Citibank, N.A.	(39,551)	60,000
UBS AG	(2,459)	—

Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of August 31, 2015:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$320,893	$228,673

Industry Summary at August 31, 2015 (Unaudited)

Banking	8.3%
Foreign Sovereign	7.5
Telecom - Wireless	6.2
Integrated Energy	4.4
Telecom - Wireline Integrated & Services	4.4
Electric-Integrated	4.1
Gas Distribution	4.0
Chemicals	3.7
Energy - Exploration & Production	3.6
Transportation Infrastructure/Services	2.9
Metals & Mining Excluding Steel	2.9
Oil Field Equipment & Services	2.7
Government Guaranteed	2.5
Software & Services	2.2
Cons/Comm/Lease Financing	2.0
Other Investments, less than 2% each	25.9
Short-Term Investments	11.9

Total Investments	99.2
Other assets less liabilities (including open written options, swap agreements, forward foreign currency contracts and futures contracts)	0.8

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of August 31, 2015 (Unaudited)

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)

Senior Loans – 83.6% of Net Assets

	Aerospace & Defense – 0.9%
$564,951	Cadence Aerospace LLC, Term Loan B, 6.500%, 5/09/2018(b)	$556,477
11,988,541	Transdigm, Inc., 2015 Term Loan E, 3.500%, 5/14/2022(b)	11,841,202
6,099,361	WP CPP Holdings LLC, Term Loan B3, 4.500%, 12/28/2019(b)	6,045,991

		18,443,670

	Automotive – 3.6%
1,700,000	ABRA, Inc., 2nd Lien Term Loan, 8.250%, 9/19/2022(b)	1,683,000
9,033,530	American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.250%, 9/01/2021(b)	9,056,114
12,082,314	Crowne Group LLC, 1st Lien Term Loan, 6.000%, 9/30/2020(b)	12,006,800
7,015,520	Dayco Products LLC, New Term Loan B, 5.250%, 12/12/2019(b)	7,006,751
12,000,000	Gates Global, Inc., Term Loan B, 4.250%, 7/05/2021(b)	11,475,000
9,138,802	Henniges Automotive Holdings, Inc., Term Loan B, 5.500%, 6/12/2021(b)	9,099,635
8,451,000	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(b)	8,218,597
4,957,000	TI Group Automotive Systems LLC, 2015 Term Loan, 4.500%, 6/30/2022(b)	4,924,780
11,444,945	U.S. Farathane LLC, Term Loan B, 6.750%, 12/23/2021(b)	11,473,557

		74,944,234

	Banking – 0.6%
1,083,713	Harland Clarke Holdings Corp., Extended Term Loan B2, 5.532%, 6/30/2017(b)	1,080,733
11,229,717	Harland Clarke Holdings Corp., Term Loan B3, 7.000%, 5/22/2018(b)	11,204,001

		12,284,734

	Building Materials – 3.6%
10,312,000	Builders FirstSource, Inc., Term Loan B, 6.000%, 7/31/2022(b)	10,243,219
6,564,000	C.H.I. Overhead Doors, Inc., 2015 1st Lien Term Loan, 4.750%, 7/29/2022(b)	6,514,770
6,002,500	Contech Construction Products, Inc., New Term Loan, 6.250%, 4/29/2019(b)	6,002,500
10,409,192	CPG International, Inc., New Term Loan, 4.750%, 9/30/2020(b)	10,311,658
9,524,956	GYP Holdings III Corp., 1st Lien Term Loan, 4.750%, 4/01/2021(b)	9,304,739
1,622,212	Jeld-Wen, Inc., Term Loan B, 5.250%, 10/15/2021(b)	1,620,833
8,353,620	Munters Corp., Term Loan, 6.250%, 5/05/2021(b)	8,244,021

Principal Amount	Description	Value (†)

Senior Loans – continued

	Building Materials – continued
$7,703,000	Priso Acquisition Corp., 1st Lien Term Loan, 4.500%, 5/08/2022(b)	$7,635,599
5,397,309	Quikrete Holdings, Inc., 2nd Lien Term Loan, 7.000%, 3/26/2021(b)	5,397,309
7,879,723	Roofing Supply Group LLC, Term Loan, 5.000%, 5/31/2019(b)	7,876,414

		73,151,062

	Cable Satellite – 1.1%
17,862,760	TWCC Holding Corp., 2nd Lien Term Loan, 7.000%, 6/26/2020(b)	16,757,591
5,048,674	TWCC Holding Corp., Extended Term Loan, 5.750%, 2/11/2020(b)	5,005,558

		21,763,149

	Chemicals – 2.9%
2,735,200	Aruba Investments, Inc., 2015 Term Loan B, 4.500%, 2/02/2022(b)	2,721,524
9,014,331	AZ Chem U.S., Inc., 2nd Lien Term Loan, 7.500%, 6/12/2022(b)	8,919,680
6,907,904	Klockner-Pentaplast of America, Inc., USD Term Loan, 5.000%, 4/28/2020(b)	6,902,723
2,952,096	KP Germany Erste GmbH, 1st Lien Term Loan, 5.000%, 4/28/2020(b)	2,949,882
1,594,000	MacDermid, Inc., USD 1st Lien Term Loan, 6/07/2020(c)	1,588,278
8,908,000	Methanol Holdings (Trinidad) Ltd., Term Loan B, 4.250%, 6/30/2022(b)	8,729,840
2,415,328	Nexeo Solutions LLC, Incremental Term Loan, 5.000%, 9/08/2017(b)	2,342,869
3,270,200	Nexeo Solutions LLC, Term Loan B3, 5.000%, 9/08/2017(b)	3,172,094
6,568,593	OCI Beaumont LLC, Term Loan B3, 5.500%, 8/20/2019(b)	6,683,543
2,616,000	Royal Holdings, Inc., 2015 1st Lien Term Loan, 4.500%, 6/19/2022(b)	2,604,019
9,362,951	Styrolution U.S. Holding LLC, USD Term Loan B, 6.500%, 11/07/2019(b)	9,409,765
4,653,000	Univar Inc., 2015 Term Loan, 4.250%, 7/01/2022(b)	4,618,102

		60,642,319

	Construction Machinery – 0.3%
6,807,014	Onsite U.S. Finco LLC, Term Loan, 5.500%, 7/30/2021(b)	6,568,768

	Consumer Cyclical Services – 6.1%
9,446,164	Access CIG LLC, 1st Lien Term Loan, 6.003%, 10/18/2021(d)	9,398,933
11,858,424	Active Network, Inc. (The), 1st Lien Term Loan, 5.500%, 11/13/2020(b)	11,710,194
6,521,120	Creative Artists Agency LLC, Term Loan B, 5.500%, 12/17/2021(b)	6,561,877
2,000,000	DTZ U.S. Borrower LLC, 1st Lien Term Loan, 11/04/2021(c)	1,978,340
1,496,241	DTZ U.S. Borrower LLC, 1st Lien Term Loan, 5.500%, 11/04/2021(b)	1,480,036

Principal Amount	Description	Value (†)

Senior Loans – continued

	Consumer Cyclical Services – continued
$6,396,241	DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 8/05/2021(c)	$6,326,969
6,263,000	DTZ U.S. Borrower LLC, 2nd Lien Term Loan, 9.250%, 11/04/2022(b)	6,278,658
2,984,887	Mergermarket USA, Inc., 1st Lien Term Loan, 4.500%, 2/04/2021(b)	2,925,189
7,522,000	Mergermarket USA, Inc., 2nd Lien Term Loan, 7.500%, 2/04/2022(b)	6,845,020
8,650,316	Miller Heiman, Inc., Term Loan B, 6.750%, 9/30/2019(d)	8,357,330
7,030,741	PODS LLC, 1st Lien Term Loan, 4.500%, 2/02/2022(b)	7,030,741
11,415,710	Rentpath, Inc., 1st Lien Term Loan, 6.250%, 12/17/2021(b)	11,330,092
1,261,251	SGS Cayman LP, 2014 Term Loan B, 6.000%, 4/23/2021(b)	1,261,643
11,899,375	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(b)	10,791,305
9,084,684	STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 6.250%, 6/30/2022(b)	9,027,904
5,418,274	Sutherland Global Services, Inc., Term Loan B, 6.000%, 4/23/2021(b)	5,419,953
850,970	WASH Multifamily Laundry Systems LLC, 2015 1st Lien Term Loan, 4.250%, 5/14/2022(b)	842,461
149,030	WASH Multifamily Laundry Systems LLC, Canadian 1st Lien Term Loan, 4.250%, 5/14/2022(b)	147,539
2,000,000	William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 5/06/2021(c)	1,990,000
5,129,190	William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 5.250%, 5/06/2021(b)	5,103,544
10,072,000	William Morris Endeavor Entertainment LLC, 2nd Lien Term Loan, 8.250%, 5/01/2022(b)	9,719,480

		124,527,208

	Consumer Products – 2.2%
8,003,000	Advantage Sales & Marketing, Inc., 2014 2nd Lien Term Loan, 7.500%, 7/25/2022(b)	7,758,909
1,321,688	Bioplan USA, Inc., 2015 Term Loan, 9/23/2021(c)	1,103,609
9,456,300	Bioplan USA, Inc., 2015 Term Loan, 5.750%, 9/23/2021(b)	7,896,010
3,155,476	FGI Operating Co. LLC, Term Loan, 5.500%, 4/19/2019(b)	2,950,370
8,345,490	NYDJ Apparel LLC, Term Loan, 7.000%, 1/06/2020(b)	7,656,987
5,481,822	Polyconcept Investments BV, USD 1st Lien Term Loan, 6.000%, 6/27/2019(b)	5,454,413
2,814,106	SRAM LLC, New Term Loan B, 4.021%, 4/10/2020(d)	2,715,612
2,762,045	Varsity Brands, Inc., 1st Lien Term Loan, 5.000%, 12/11/2021(b)	2,765,498
8,044,703	Visant Corp., New Term Loan, 7.000%, 9/23/2021(b)	7,677,703

		45,979,111

Principal Amount	Description	Value (†)

Senior Loans – continued

	Diversified Manufacturing – 2.6%
$11,866,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/19/2020(b)	$8,009,550
13,015,000	CPI Acquisition, Inc., Term Loan B, 8/17/2022(c)	12,803,506
3,924,280	Douglas Dynamics Holdings, Inc., New Term Loan, 5.250%, 12/31/2021(b)	3,924,280
10,807,143	Dynacast International LLC, Term Loan B, 4.500%, 1/28/2022(b)	10,753,108
12,500,000	Linxens France S.A., USD Term Loan, 7/27/2022(c)	12,437,500
7,000,000	Silver II U.S. Holdings LLC, Term Loan, 4.000%, 12/13/2019(b)	6,514,410

		54,442,354

	Electric – 1.4%
5,721,660	Mirion Technologies, Inc., Term Loan B, 5.750%, 3/31/2022(b)	5,720,172
12,261,000	TerraForm Private Warehouse, Term Loan B, 6/26/2022(c)	12,138,390
10,503,087	TPF II Power LLC, Term Loan B, 5.500%, 10/02/2021(b)	10,511,805

		28,370,367

	Environmental – 1.0%
7,894,881	EnergySolutions LLC, New Term Loan, 6.750%, 5/29/2020(b)	7,914,619
9,889,000	Infiltrator Systems, Inc., 2015 Term Loan, 5.250%, 5/27/2022(b)	9,864,277
3,369,000	WTG Holdings III Corp., 2nd Lien Term Loan, 8.500%, 1/15/2022(b)	3,301,620

		21,080,516

	Financial Other – 2.3%
9,262,263	Astro AB Borrower, Inc., 1st Lien Term Loan, 5.500%, 4/30/2022(b)	9,308,574
11,179,341	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(b)	11,172,410
7,965,803	Eze Castle Software, Inc., New 2nd Lien Term Loan, 7.250%, 4/04/2021(b)	7,816,444
6,670,620	Institutional Shareholder Services, Inc., Term Loan, 5.000%, 4/30/2021(b)	6,578,899
11,867,000	ION Trading Technologies S.a.r.l., Term Loan B1, 4.250%, 6/10/2021(b)	11,726,139

		46,602,466

	Food & Beverage – 1.3%
9,588,000	CPM Holdings, Inc., Term Loan B, 6.000%, 4/11/2022(b)	9,611,970
3,771,573	Del Monte Foods, Inc., 2nd Lien Term Loan, 8.250%, 8/18/2021(b)	3,388,117
3,318,388	Lineage Logistics Holdings LLC, 2014 Term Loan, 4.500%, 4/07/2021(b)	3,193,949
6,384,865	PSSI Holdings LLC, Term Loan B, 5.000%, 12/02/2021(b)	6,368,903

Principal Amount	Description	Value (†)

Senior Loans – continued

	Food & Beverage – continued
$4,585,972	Reddy Ice Corp., 1st Lien Term Loan, 6.752%, 5/01/2019(d)	$3,806,356

		26,369,295

	Gaming – 0.6%
13,431,369	Scientific Games International, Inc., 2014 Term Loan B2, 6.000%, 10/01/2021(b)	13,267,640

	Health Insurance – 0.5%
11,057,000	Sedgwick Claims Management Services, Inc., Incremental 2nd Lien Term Loan, 6.750%, 2/28/2022(b)	10,790,969

	Healthcare – 8.1%
9,594,000	21st Century Oncology Holdings, Inc., Term Loan, 6.500%, 4/30/2022(b)	9,174,262
15,294,848	CareCore National LLC, Term Loan B, 5.500%, 3/05/2021(b)	14,912,477
9,702,692	CDRH Parent, Inc., New 1st Lien Term Loan, 5.250%, 7/01/2021(b)	9,662,232
8,575,343	CT Technologies Intermediate Holdings, Inc., New 1st Lien Term Loan, 5.250%, 12/01/2021(b)	8,564,623
12,722,000	eResearchTechnology, Inc., Term Loan B, 5.500%, 5/08/2022(b)	12,706,097
8,951,565	FHC Health Systems, Inc., 2014 Term Loan, 5.000%, 12/23/2021(b)	8,772,534
6,101,000	Global Healthcare Exchange LLC, 2015 Term Loan B, 8/15/2022(c)	6,108,626
11,502,000	HC Group Holdings III, Inc., Term Loan B, 6.000%, 4/07/2022(b)	11,521,208
6,666,660	Learning Care Group (U.S.) No. 2, Inc., New Term Loan, 5.000%, 5/05/2021(b)	6,647,927
8,659,135	McGraw-Hill School Education Holdings LLC, Term Loan B, 6.250%, 12/18/2019(b)	8,637,487
2,672,000	National Surgical Hospitals, Inc., 2015 Term Loan, 4.500%, 6/01/2022(b)	2,661,980
4,199,000	NVA Holdings, Inc., 2nd Lien Term Loan, 8.000%, 8/14/2022(b)	4,188,503
9,626,000	Physio-Control International, Inc., 1st Lien Term Loan, 5.500%, 6/06/2022(b)	9,632,064
9,487,066	Renaissance Learning, Inc., New 1st Lien Term Loan, 4.500%, 4/09/2021(b)	9,242,015
850,000	Renaissance Learning, Inc., New 2nd Lien Term Loan, 8.000%, 4/11/2022(b)	823,795
7,780,353	SkillSoft Corp., 1st Lien Term Loan, 5.750%, 4/28/2021(b)	7,435,138
4,333,118	SkillSoft Corp., 2nd Lien Term Loan, 9.250%, 4/28/2022(b)	3,849,239
11,217,257	Steward Health Care System LLC, Term Loan B, 6.750%, 4/12/2020(b)	11,020,955
9,229,620	Surgery Center Holdings, Inc., New 1st Lien Term Loan, 5.250%, 11/03/2020(b)	9,218,083
2,250,000	Tecomet, Inc., 1st Lien Term Loan, 12/05/2021(c)	2,188,125
9,223,650	Tecomet, Inc., 1st Lien Term Loan, 5.750%, 12/05/2021(b)	8,970,000

		165,937,370

Principal Amount	Description	Value (†)

Senior Loans – continued

	Home Construction – 0.5%
$11,252,000	U.S. LBM Holdings LLC, 1st Lien Term Loan, 8/20/2022(c)	$11,026,960

	Independent Energy – 0.7%
5,894,000	Callon Petroleum Co., 2nd Lien Term Loan, 8.500%, 10/08/2021(b)	5,402,853
8,349,903	Magnum Hunter Resources, Inc., 2nd Lien Term Loan, 8.500%, 10/22/2019(b)	8,224,654

		13,627,507

	Industrial Other – 8.1%
8,394,436	Aquilex Holdings LLC, New Term Loan, 5.000%, 12/31/2020(d)	8,226,548
8,551,000	Brickman Group Ltd. LLC, 2nd Lien Term Loan, 7.500%, 12/17/2021(b)	8,347,914
6,869,000	Crosby U.S. Acquisition Corp., 2nd Lien Term Loan, 7.000%, 11/22/2021(b)	5,976,030
9,852,920	Eastman Kodak Co., Exit Term Loan, 7.250%, 9/03/2019(b)	9,581,965
8,238,249	Element Materials Technology Group U.S. Holdings, Inc., Term Loan B, 5.000%, 8/06/2021(b)	8,227,951
1,292,138	Filtration Group Corp., 2nd Lien Term Loan, 8.250%, 11/21/2021(b)	1,288,352
5,638,125	Hampton Rubber Co., 1st Lien Term Loan, 5.000%, 3/27/2021(b)	5,074,313
9,759,986	Language Line LLC, 2015 1st Lien Term Loan, 6.500%, 7/07/2021(b)	9,714,211
3,456,000	LS Newco Pty Ltd., USD Term Loan B, 5.500%, 5/21/2022(b)	3,473,280
7,074,000	LTI Holdings, Inc., 1st Lien Term Loan, 5.250%, 4/16/2022(b)	7,051,929
3,796,490	McJunkin Red Man Corp., New Term Loan, 4.750%, 11/08/2019(b)	3,703,970
12,239,000	Merrill Communications LLC, 2015 Term Loan, 6.250%, 6/01/2022(b)	12,162,506
8,981,624	NES Global Talent Ltd., 1st Lien Term Loan, 6.500%, 10/03/2019(b)	8,352,910
8,998,562	North American Lifting Holdings, Inc., 1st Lien Term Loan, 5.500%, 11/27/2020(b)	8,503,641
10,516,670	Nusil Technology LLC, New Term Loan, 5.250%, 4/07/2017(b)	10,444,421
7,680,000	Oxbow Carbon LLC, 2nd Lien Term Loan, 8.000%, 1/17/2020(b)	6,969,600
9,554,000	Prime Security Services Borrower LLC, 1st Lien Term Loan, 5.000%, 7/01/2021(b)	9,525,338
8,546,332	RedTop Luxembourg S.a.r.l., USD 2nd Lien Term Loan, 8.250%, 6/03/2021(b)	8,475,141
7,972,020	Research Now Group, Inc., Term Loan, 5.500%, 3/18/2021(b)	7,892,300
11,423,378	Trojan Battery Co. LLC, 2013 Term Loan, 5.750%, 6/11/2021(b)	11,309,144
744,730	USAGM HoldCo LLC, 2015 Delayed Draw Term Loan, 1.980%, 7/28/2022(e)	734,803
28,103	USAGM HoldCo LLC, 2015 Delayed Draw Term Loan, 1.980%, 7/28/2022(b)	27,728

Principal Amount	Description	Value (†)

Senior Loans – continued

	Industrial Other – continued
$10,960,167	USAGM HoldCo LLC, 2015 Term Loan, 4.750%, 7/28/2022(b)	$10,814,068

		165,878,063

	Leisure – 1.4%
8,259,585	AMF Bowling Centers, Inc., Term Loan B, 7.250%, 9/18/2021(b)	8,238,936
6,569,000	Cast and Crew Payroll, LLC, Term Loan B, 4.750%, 8/12/2022(b)	6,515,660
6,778,000	CDS U.S. Intermediate Holdings, Inc., 1st Lien Term Loan, 5.000%, 7/08/2022(b)	6,769,527
3,931,000	CDS U.S. Intermediate Holdings, Inc., 2nd Lien Term Loan, 10.500%, 7/10/2023(b)	3,886,776
3,916,008	World Triathlon Corp., Term Loan, 5.250%, 6/26/2021(b)	3,906,218

		29,317,117

	Lodging – 0.4%
8,709,556	Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.250%, 12/27/2020(b)	8,709,556

	Media Entertainment – 3.8%
10,051,925	ALM Media Holdings, Inc., 1st Lien Term Loan, 5.500%, 7/31/2020(b)	9,750,367
11,979,095	Cengage Learning Acquisitions, Inc., 1st Lien Term Loan, 7.000%, 3/31/2020(b)	11,951,064
11,343,616	Clear Channel Communications, Inc., Term Loan D, 6.948%, 1/30/2019(b)	9,996,562
8,001,101	Dex Media West LLC, New Term Loan, 8.000%, 12/30/2016(b)	4,840,666
10,557,000	Eden Bidco Ltd., USD Term Loan B, 6.000%, 4/28/2022(b)	10,464,626
7,588,000	Extreme Reach, Inc., 2nd Lien Term Loan, 10.500%, 1/24/2021(b)	7,512,120
5,743,533	Penton Media, Inc., 2015 Term Loan, 5.000%, 10/03/2019(b)	5,725,614
5,456,000	Penton Media, Inc., New 2nd Lien Term Loan, 9.000%, 10/02/2020(b)	5,456,000
7,051,535	ProQuest LLC, New Term Loan B, 5.250%, 10/24/2021(b)	7,047,163
6,149,555	YP LLC, USD Term Loan B, 8.000%, 6/04/2018(b)	6,095,746

		78,839,928

	Metals & Mining – 0.5%
1,000,000	American Rock Salt Holdings LLC, 1st Lien Term Loan, 5/20/2021(c)	990,000
2,992,443	American Rock Salt Holdings LLC, 1st Lien Term Loan, 4.750%, 5/20/2021(b)	2,962,519
6,259,693	American Rock Salt Holdings LLC, Incremental Term Loan, 4.750%, 5/20/2021(b)	6,251,868

		10,204,387

	Midstream – 0.7%
11,717,000	Chelsea Petroleum Products I, LLC, Term Loan B, 7/07/2022(c)	11,526,599

Principal Amount	Description	Value (†)

Senior Loans – continued

	Midstream – continued
$2,793,891	Targa Resources Corp., Term Loan B, 5.750%, 2/25/2022(b)	$2,790,399

		14,316,998

	Natural Gas – 0.5%
12,408,449	Southcross Holdings Borrower LP, Term Loan B, 6.000%, 8/04/2021(b)	10,288,714

	Oil Field Services – 1.4%
10,864,789	CJ Holding Co., Term Loan B2, 7.250%, 3/24/2022(b)	8,619,363
5,888,674	KCA Deutag U.S. Finance LLC, Term Loan, 6.250%, 5/13/2020(b)	4,701,106
316,667	Pinnacle Holdco S.a.r.l., 2nd Lien Term Loan, 10.500%, 7/24/2020(b)	284,208
2,581,445	Pinnacle Holdco S.a.r.l., Term Loan, 4.750%, 7/30/2019(b)	2,323,300
7,241,397	Stallion Oilfield Services Ltd., Term Loan B, 8.000%, 6/19/2018(b)	5,213,806
6,212,519	UTEX Industries, Inc., 1st Lien Term Loan 2014, 5.000%, 5/22/2021(b)	5,311,704
3,501,031	UTEX Industries, Inc., 2nd Lien Term Loan 2014, 8.250%, 5/22/2022(b)	2,835,835

		29,289,322

	Other Utility – 0.6%
11,973,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	11,763,473

	Packaging – 0.7%
8,389,840	Hilex Poly Co. LLC, Term Loan B, 6.000%, 12/05/2021(b)	8,360,979
5,562,000	PLZ Aeroscience Corp., USD Term Loan, 7/10/2022(c)	5,534,190

		13,895,169

	Pharmaceuticals – 0.3%
7,070,000	Jaguar Holding Co. II, 2015 Term Loan B, 4.250%, 8/18/2022(b)	7,022,278

	Property & Casualty Insurance – 3.3%
11,252,000	Alliant Holdings I, Inc., 2015 Term Loan B, 7/15/2022(c)	11,202,829
3,996,000	AmWINS Group LLC, 2014 2nd Lien Term Loan, 9.500%, 9/04/2020(b)	3,996,000
12,559,969	Applied Systems, Inc., New 2nd Lien Term Loan, 7.500%, 1/24/2022(b)	12,478,329
9,625,000	CGSC of Delaware Holding Corp., 2nd Lien Term Loan C, 8.250%, 10/16/2020(b)	7,796,250
2,873,389	Cunningham Lindsey U.S., Inc., 1st Lien Term Loan, 5.000%, 12/10/2019(b)	2,776,412
701,591	Cunningham Lindsey U.S., Inc., 2nd Lien Term Loan, 9.250%, 6/10/2020(b)	631,432
6,482,880	Hub International Ltd., Term Loan B, 4.000%, 10/02/2020(b)	6,404,567
9,509,168	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(b)	9,532,940

Principal Amount	Description	Value (†)

Senior Loans – continued

	Property & Casualty Insurance – continued
$9,375,000	Mitchell International, Inc., New 2nd Lien Term Loan, 8.500%, 10/11/2021(b)	$9,324,188
3,714,643	York Risk Services Holding Corp., Term Loan B, 4.750%, 10/01/2021(b)	3,553,688

		67,696,635

	Restaurants – 0.8%
7,679,000	Portillo’s Holdings LLC, 2nd Lien Term Loan, 8.000%, 8/01/2022(b)	7,621,408
8,445,183	Red Lobster Management LLC, Term Loan B, 6.250%, 7/28/2021(b)	8,487,408

		16,108,816

	Retailers – 5.8%
12,292,000	Academy Ltd., 2015 Term Loan B, 5.000%, 7/01/2022(b)	12,230,540
5,088,010	Ascena Retail Group, Inc., 2015 Term Loan B, 8/21/2022(c)	4,973,530
8,775,000	Ascena Retail Group, Inc., 2015 Term Loan B, 5.250%, 8/21/2022(b)	8,577,562
9,862,283	At Home Holding III, Inc., Term Loan, 5.000%, 6/03/2022(b)	9,800,643
10,424,700	BDF Acquisition Corp., 1st Lien Term Loan, 5.250%, 2/12/2021(b)	10,268,329
12,874,000	BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 8.500%, 3/26/2020(b)	12,745,260
8,111,697	David’s Bridal, Inc., New Term Loan B, 5.250%, 10/11/2019(b)	7,731,501
10,745,377	Evergreen Acqco 1 LP, New Term Loan, 5.000%, 7/09/2019(b)	10,016,733
4,594,573	Hudson’s Bay Co., 2015 Term Loan B, 8/10/2022(c)	4,594,573
9,461,000	Jill Acquisition LLC, 2015 Term Loan, 6.000%, 5/08/2022(b)	9,443,308
14,942,705	Neiman Marcus Group, Inc. (The), 2020 Term Loan, 4.250%, 10/25/2020(b)	14,767,876
5,038,616	PFS Holding Corp., 1st Lien Term Loan, 4.500%, 1/31/2021(b)	4,685,913
5,300,581	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(b)	5,172,466
3,407,000	Talbots, Inc. (The), 2nd Lien Term Loan, 9.500%, 3/19/2021(b)	3,338,860

		118,347,094

	Supermarkets – 0.4%
8,187,681	Albertson’s LLC, Term Loan B4, 5.500%, 8/25/2021(b)	8,185,634

	Technology – 7.9%
11,234,338	AF Borrower LLC, 1st Lien Term Loan, 6.250%, 1/28/2022(b)	11,241,415
9,683,575	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(b)	9,610,948
3,561,000	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(b)	3,424,507
9,900,037	Aricent Technologies, 1st Lien Term Loan, 5.500%, 4/14/2021(b)	9,878,356

Principal Amount	Description	Value (†)

Senior Loans – continued

	Technology – continued
$9,458,000	Blue Coat Holdings, Inc., 2015 Term Loan, 4.500%, 5/20/2022(b)	$9,387,065
3,949,850	BMC Foreign Holding Co., USD Term Loan, 5.000%, 9/10/2020(b)	3,610,834
1,416,112	BMC Software Finance, Inc., USD Term Loan, 5.000%, 9/10/2020(b)	1,299,793
3,158,070	DataPipe, Inc., 1st Lien Term Loan, 5.250%, 3/15/2019(b)	3,142,279
4,053,613	Edmentum, Inc., 2013 Term Loan, 6.750%, 5/17/2018(b)	2,851,027
4,859,345	EIG Investors Corp., 2013 Term Loan, 5.000%, 11/09/2019(b)	4,847,197
7,614,141	Help/Systems LLC, USD Term Loan B, 5.500%, 6/28/2019(b)	7,576,070
2,246,000	Hyland Software, Inc., 2nd Lien Term Loan, 8.250%, 7/01/2023(b)	2,231,019
8,019,000	Informatica Corp., USD Term Loan, 4.500%, 8/05/2022(b)	7,962,225
8,673,910	Internap Corp., Term Loan, 6.000%, 11/26/2019(b)	8,673,910
4,191,000	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(b)	3,310,890
7,564,930	IQOR U.S., Inc., Term Loan B, 6.000%, 4/01/2021(b)	6,127,593
4,611,353	MA FinanceCo. LLC, Term Loan B, 5.250%, 11/19/2021(b)	4,611,353
7,985,013	MH Sub I LLC, 1st Lien Term Loan, 4.750%, 7/08/2021(b)	7,968,404
4,243,000	MH Sub I LLC, 2nd Lien Term Loan, 8.500%, 7/08/2022(b)	4,168,748
8,000,000	MSC Software Corp., 1st Lien Term Loan, 5/29/2020(c)	7,860,000
2,000,000	MSC Software Corp., 1st Lien Term Loan, 5.000%, 5/29/2020(b)	1,965,000
2,626,835	Oberthur Technologies of America Corp., USD Term Loan B2, 4.500%, 10/18/2019(b)	2,610,417
8,057,317	Openlink International Intermediate, Inc., 2017 Term Loan, 6.250%, 10/28/2017(b)	8,017,031
4,488,608	P2 Upstream Acquisition Co., 1st Lien Term Loan, 5.000%, 10/30/2020(b)	4,421,278
10,694,620	Presidio, Inc., Refi Term Loan, 5.250%, 2/02/2022(b)	10,702,641
9,204,059	Riverbed Technology, Inc., Term Loan B, 6.000%, 4/24/2022(b)	9,200,194
4,100,000	Rocket Software, Inc., 2nd Lien Term Loan, 10.250%, 2/08/2019(b)	4,089,750
28,280	Rocket Software, Inc., New Term Loan, 5.750%, 2/08/2018(b)	28,245
636,258	Sirius Computer Solutions, Inc., Term Loan B, 6.250%, 12/07/2018(b)	637,021

		161,455,210

	Transportation Services – 2.8%
9,429,543	FPC Holdings, Inc., 1st Lien Term Loan, 5.250%, 11/19/2019(b)	9,099,509
9,688,963	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(b)	9,624,337

Principal Amount	Description	Value (†)

Senior Loans – continued

	Transportation Services – continued
$9,858,574	OSG International, Inc., Exit Term Loan B, 5.750%, 8/05/2019(b)	$9,809,281
1,500,000	Quality Distribution, Inc., 1st Lien Term Loan, 8/18/2022(c)	1,484,070
8,800,000	Quality Distribution, Inc., 1st Lien Term Loan, 5.750%, 8/18/2022(b)	8,706,544
3,000,000	WP Mustang Holdings LLC, 1st Lien Term Loan B, 5/29/2021(c)	2,979,390
7,405,747	WP Mustang Holdings LLC, 1st Lien Term Loan B, 5.500%, 5/29/2021(b)	7,354,870
9,126,786	YRC Worldwide, Inc., Term Loan, 8.250%, 2/13/2019(b)	8,779,968

		57,837,969

	Wireless – 1.0%
18,692,000	Asurion LLC, New 2nd Lien Term Loan, 8.500%, 3/03/2021(b)	18,286,944
2,000,000	Asurion LLC, Term Loan B4, 8/04/2022(c)	1,977,500

		20,264,444

	Wirelines – 2.9%
13,406,311	Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/24/2022(b)	12,798,871
3,608,146	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	3,615,651
8,935,113	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(b)	8,908,307
4,526,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	4,507,127
7,990,473	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(b)	7,983,840
10,491,030	Nextgen Networks Pty Ltd., USD Term Loan B, 5.000%, 5/31/2021(b)	9,127,196
12,647,486	U.S. Telepacific Corp., Term Loan, 6.000%, 11/25/2020(b)	12,635,598

		59,576,590

	Total Senior Loans (Identified Cost $1,758,809,008)	1,718,817,096

Bonds and Notes – 9.7%

Non-Convertible Bonds – 9.3%

	Building Materials – 0.6%
7,340,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	5,468,300
5,370,000	Building Materials Holding Corp., 9.000%, 9/15/2018, 144A	5,712,337

		11,180,637

	Cable Satellite – 0.6%
2,000,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021	1,498,500
11,830,000	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(f)	11,711,700

		13,210,200

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Chemicals – 1.3%
$8,430,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	$8,322,939
7,510,000	INEOS Group Holdings S.A., 6.125%, 8/15/2018, 144A	7,519,387
2,297,000	Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.375%, 3/01/2018	2,130,468
9,295,000	Perstorp Holding AB, 11.000%, 8/15/2017, 144A	9,620,325

		27,593,119

	Consumer Products – 0.4%
8,100,000	Serta Simmons Bedding LLC, 8.125%, 10/01/2020, 144A	8,575,875

	Environmental – 0.4%
8,311,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	8,477,220

	Finance Companies – 0.4%
7,100,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	7,304,125
885,000	OneMain Financial Holdings, Inc., 6.750%, 12/15/2019, 144A	924,825

		8,228,950

	Financial Other – 0.2%
3,335,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	3,435,050

	Healthcare – 0.4%
7,320,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020, 144A	8,019,975

	Home Construction – 0.1%
2,879,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	2,936,580

	Independent Energy – 1.4%
6,275,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	5,145,500
15,270,000	Chesapeake Energy Corp., 3.539%, 4/15/2019(b)	11,376,150
4,975,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	4,365,562
2,225,000	Rex Energy Corp., 8.875%, 12/01/2020	1,335,000
8,660,000	Sanchez Energy Corp., 7.750%, 6/15/2021	7,317,700

		29,539,912

	Industrial Other – 0.2%
8,205,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	4,717,875

Principal Amount	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Media Entertainment – 0.2%
$4,515,000	National CineMedia LLC, 7.875%, 7/15/2021	$4,706,888

	Metals & Mining – 0.5%
5,025,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	3,919,500
2,220,000	Petra Diamonds Ltd., 8.250%, 5/31/2020, 144A	2,203,350
3,000,000	Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.000%, 10/15/2017	2,737,500
1,441,000	United States Steel Corp., 7.375%, 4/01/2020	1,311,166

		10,171,516

	Non-Agency Commercial Mortgage-Backed Securities – 0.3%
5,410,000	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(g)	5,433,804

	Oil Field Services – 0.1%
8,415,000	Hercules Offshore, Inc., 10.250%, 4/01/2019, 144A(h)	1,935,450

	Property & Casualty Insurance – 0.5%
10,182,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	10,156,545

	Technology – 0.5%
12,206,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	10,924,370
1,068,003	Edmentum, Inc., Junior PIK Note, 10.000%, 6/09/2020(i)(j)	—

		10,924,370

	Wirelines – 1.2%
12,300,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	12,915,000
13,065,000	Windstream Services LLC, 7.750%, 10/01/2021	10,648,106

		23,563,106

	Total Non-Convertible Bonds (Identified Cost $215,084,616)	192,807,072

Convertible Bonds – 0.4%

	Consumer Products – 0.4%
8,450,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016 (Identified Cost $7,913,896)	8,027,500

	Total Bonds and Notes (Identified Cost $222,998,512)	200,834,572

Shares	Description	Value (†)

Preferred Stocks – 0.3%

	Pharmaceuticals – 0.3%
6,693	Allergan PLC, Series A, 5.500% (Identified Cost $6,693,000)	$6,873,309

Common Stocks – 0.0%

	Diversified Consumer Services – 0.0%
8,680	Edmentum Ultimate Holdings LLC, Class A, Unit(j) (Identified Cost $0)	—

Principal Amount

Short-Term Investments – 6.6%
$6,046,613	Repurchase Agreement with State Street Bank and Trust Company, dated 8/31/2015 at 0.000% to be repurchased at $6,046,613 on 9/01/2015 collateralized by $6,300,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $6,170,066 including accrued interest(k)	6,046,613
129,028,758	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/2015 at 0.010% to be repurchased at $129,028,794 on 9/01/2015 collateralized by $131,450,000 U.S. Treasury Note, 0.500% due 8/31/2016 valued at $131,614,313 including accrued interest(k)	129,028,758

	Total Short-Term Investments (Identified Cost $135,075,371)	135,075,371

	Total Investments – 100.2% (Identified Cost $2,123,575,891)(a)	2,061,600,348
	Other assets less liabilities – (0.2)%	(4,990,495)

	Net Assets – 100.0%	$2,056,609,853

(†)	Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows: Senior loans are valued at bid prices supplied by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At August 31, 2015, the net unrealized depreciation on investments based on a cost of $2,125,461,138 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,035,571
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(67,896,361)

Net unrealized depreciation	$(63,860,790)

At November 30, 2014, the Fund had a short-term capital loss carryforward of $2,266,544 with no expiration date and a long-term capital loss carryforward of $1,942,803 with no expiration date. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Variable rate security. Rate as of August 31, 2015 is disclosed.
(c)	Position is unsettled. Contract rate was not determined at August 31, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(d)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at August 31, 2015.
(e)	Unfunded loan commitment. Represents a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended August 31, 2015, interest payments were made in cash.
(g)	Illiquid security. At August 31, 2015, the value of this security amounted to $5,433,804 or 0.3% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(j)	Fair valued at zero by the Fund’s adviser. At August 31, 2015, the value of these securities amounted to 0.0% of net assets.
(k)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of August 31, 2015, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2015, the value of Rule 144A holdings amounted to $139,504,889 or 6.8% of net assets.
PIK	Payment-in-Kind

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•	Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2015, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Senior Loans*	$—	$1,718,817,096	$—	$1,718,817,096
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	—	—	5,433,804	5,433,804
Technology**	—	10,924,370	—	10,924,370
All Other Non-Convertible Bonds*	—	176,448,898	—	176,448,898

Total Non-Convertible Bonds	—	187,373,268	5,433,804	192,807,072

Convertible Bonds*	—	8,027,500	—	8,027,500

Total Bonds and Notes	—	195,400,768	5,433,804	200,834,572

Preferred Stocks*	6,873,309	—	—	6,873,309
Common Stocks**	—	—	—	—
Short-Term Investments	—	135,075,371	—	135,075,371

Total	$6,873,309	$2,049,293,235	$5,433,804	$2,061,600,348

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
**	Fair valued at zero using level 3 inputs.

For the period ended August 31, 2015, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of November 30, 2014 and/or August 31, 2015:

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at August 31, 2015

Bonds and Notes

Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	$—	$—	$—	$23,804	$5,410,000	$—	$—	$—	$5,433,804	$23,804
Technology	—	—	—	(2,045,647)	2,045,647	—	—	—	—	(2,045,647)
Common Stocks
Diversified Consumer Services	—	—	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$(2,021,843)	$7,455,647	$—	$—	$—	$5,433,804	$(2,021,843)

Industry Summary at August 31, 2015 (Unaudited)

Healthcare	8.5%
Technology	8.4
Industrial Other	8.3
Consumer Cyclical Services	6.1
Retailers	5.8
Chemicals	4.2
Building Materials	4.2
Wirelines	4.1
Media Entertainment	4.0
Property & Casualty Insurance	3.8
Automotive	3.6
Consumer Products	3.0
Transportation Services	2.8
Diversified Manufacturing	2.6
Financial Other	2.5
Independent Energy	2.1
Other Investments, less than 2% each	19.6
Short-Term Investments	6.6

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of August 31, 2015 (Unaudited)

Vaughan Nelson Select Fund

Shares	Description	Value (†)

Common Stocks – 91.9% of Net Assets

	Aerospace & Defense – 8.3%
27,125	General Dynamics Corp.	$3,852,564
31,075	Honeywell International, Inc.	3,084,815

		6,937,379

	Banks – 4.7%
73,175	Wells Fargo & Co.	3,902,423

	Beverages – 2.5%
19,125	Anheuser-Busch InBev SA/NV, Sponsored ADR	2,082,904

	Consumer Finance – 5.2%
56,500	American Express Co.	4,334,680

	Diversified Financial Services – 3.1%
25,025	Moody’s Corp.	2,560,308

	Food & Staples Retailing – 4.7%
45,250	Walgreens Boots Alliance, Inc.	3,916,387

	Health Care Equipment & Supplies – 5.2%
60,200	Medtronic PLC	4,351,858

	Health Care Providers & Services – 9.6%
37,000	HCA Holdings, Inc.(b)	3,204,940
41,525	UnitedHealth Group, Inc.	4,804,442

		8,009,382

	Insurance – 4.7%
64,775	American International Group, Inc.	3,908,523

	Internet & Catalog Retail – 6.3%
4,210	Priceline Group, Inc. (The)(b)	5,256,774

	Internet Software & Services – 10.0%
119,025	eBay, Inc.(b)	3,226,768
2,200	Google, Inc., Class A(b)	1,425,204
6,060	Google, Inc., Class C(b)(c)	3,746,595

		8,398,567

	IT Services – 3.6%
425	Broadridge Financial Solutions, Inc.	22,436
21,675	MasterCard, Inc., Class A(c)	2,002,120
28,225	PayPal Holdings, Inc.(b)	987,875

		3,012,431

	Life Sciences Tools & Services – 4.2%
27,750	Thermo Fisher Scientific, Inc.	3,479,018

	Machinery – 4.0%
27,650	Cummins, Inc.	3,366,388

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – 2.9%
28,000	Mallinckrodt PLC(b)	$2,414,720

	Semiconductors & Semiconductor Equipment – 4.5%
29,825	Avago Technologies Ltd.(c)	3,757,055

	Software – 6.0%
115,350	Microsoft Corp.	5,020,032

	Textiles, Apparel & Luxury Goods – 2.4%
32,450	Fossil Group, Inc.(b)	1,998,271

	Total Common Stocks (Identified Cost $71,881,635)	76,707,100

Closed-End Investment Companies – 2.0%
105,225	Ares Capital Corp. (Identified Cost $1,710,624)	1,659,398

Principal Amount

Short-Term Investments – 6.9%
$5,728,612	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/2015 at 0.010% to be repurchased at $5,728,614 on 9/01/2015 collateralized by $5,760,000 U.S. Treasury Note, 2.000% due 5/31/2021 valued at $5,846,400 including accrued interest(d) (Identified Cost $5,728,612)	5,728,612

	Total Investments – 100.8% (Identified Cost $79,320,871)(a)	84,095,110
	Other assets less liabilities – (0.8)%	(668,455)

	Net Assets – 100.0%	$83,426,655

Shares

Written Options(e) – (0.0%)

	Options on Securities – (0.0%)
10,000	Avago Technologies Ltd., Call expiring October 16, 2015 at 140	$(24,500)
5,000	HCA Holdings, Inc., Put expiring September 18, 2015 at 80	(2,625)
5,000	MasterCard, Inc., Call expiring September 04, 2015 at 95	(1,550)

	Total Written Options (Premiums Received $21,291)	$(28,675)

(†)	Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Domestic exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments that will be made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At August 31, 2015, the net unrealized appreciation on investments based on a cost of $79,320,871 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,525,145
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,750,906)

Net unrealized appreciation	$4,774,239

(b)	Non-income producing security.
(c)	A portion of this security has been pledged as collateral for outstanding options.
(d)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of August 31, 2015, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(e)	The Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•	Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•	Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2015, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$76,707,100	$—	$—	$76,707,100
Closed-End Investment Companies	1,659,398	—	—	1,659,398
Short-Term Investments	—	5,728,612	—	5,728,612

Total	$78,366,498	$5,728,612	$—	$84,095,110

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(28,675)	$—	$—	$(28,675)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended August 31, 2015, there were no transfers among Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include option contracts.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use written call options and written put options for investment purposes. During the period ended August 31, 2015, the Fund engaged in written call option and written put option transactions for investment purposes.

The following is a summary of derivative instruments for the Fund, as of August 31, 2015:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(28,675)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of August 31, 2015, is $2,046,131.

Industry Summary at August 31, 2015 (Unaudited)

Internet Software & Services	10.0%
Health Care Providers & Services	9.6
Aerospace & Defense	8.3
Internet & Catalog Retail	6.3
Software	6.0
Health Care Equipment & Supplies	5.2
Consumer Finance	5.2
Food & Staples Retailing	4.7
Insurance	4.7
Banks	4.7
Semiconductors & Semiconductor Equipment	4.5
Life Sciences Tools & Services	4.2
Machinery	4.0
IT Services	3.6
Diversified Financial Services	3.1
Pharmaceuticals	2.9
Beverages	2.5
Textiles, Apparel & Luxury Goods	2.4
Closed-End Investment Companies	2.0
Short-Term Investments	6.9

Total Investments	100.8
Other assets less liabilities (including open written options)	(0.8)

Net Assets	100.0%

ITEM 2.	CONTROLS AND PROCEDURES.

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS

(a)(1)	Certification for the Principal Executive Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

(a)(2)	Certification for the Principal Financial Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	October 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	October 21, 2015

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	October 21, 2015